UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2024
COLONY BANKCORP, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-12436	58-1492391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
115 South Grant Street, Fitzgerald, Georgia 31750
(Address of principal executive offices) (Zip Code)
(229) 426-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2024, Colony Bankcorp, Inc. (the “Company”), named Mr. Derek Shelnutt, the current Chief Accounting Officer of the Company and Chief Financial Officer of Colony Bank (the “Bank”), as Executive Vice President and Chief Financial Officer of the Company effective January 23, 2024. Mr. Shelnutt will continue to serve as Executive Vice President and Chief Financial Officer of the Bank. Mr. Shelnutt has served as Senior Vice President and Chief Accounting Officer of the Company since May 9, 2022, and Executive Vice President and Chief Financial Officer of the Bank since July 1, 2023. Since joining the Company in September 2020, Shelnutt has served in roles of increasing responsibility including Chief Accounting Officer, Treasurer, and Controller. With over ten years of experience in the financial services industry, he has also held the positions of Auditor, Treasury Accountant, and Sarbanes-Oxley Compliance Manager.

In connection with his appointment as Executive Vice President and Chief Financial Officer of the Company, Mr. Shelnutt will receive an annual base salary of $205,000. The terms of his existing employment agreement with the Bank, dated as of July 1, 2023, remain otherwise unchanged.

There are no understandings or arrangements with any persons regarding the appointment of Mr. Shelnutt to these positions, there are no reportable related-party transactions with Mr. Shelnutt, and there are no family relationships between him and any other officer or director of the Company. Additionally, Mr. Shelnutt has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number Description

99.1 Press release dated January 23, 2024.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: January 23, 2024	By:	/s/ T. Heath Fountain
T. Heath Fountain
Chief Executive Officer